SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 8, 2009
BROADCOM CORPORATION
(Exact Name of Registrant as Specified in Charter)

California	000-23993	33-0480482

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5300 California Avenue, Irvine, CA 92617
(Address of Principal Executive Offices)(Zip Code)
Registrant’s telephone number, including area code: (949) 926-5000
Not Applicable
(Former Name or Former Address, if Changed since Last Report)

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-23.1
EX-99.1
EX-99.2

Item 2.01. Completion of Acquisition or Disposition of Assets.
This Current Report on Form 8-K/A (the “Amendment”) amends and supplements the Current Report on Form 8-K filed by Broadcom Corporation on October 31, 2008 (the “Initial Form 8-K”), in which Broadcom reported the completion of its acquisition, either directly or through it subsidiaries, of certain assets related to the digital television business of Advanced Micro Devices, Inc. (“AMD”). This Amendment is being filed to include the historical financial statements and pro forma financial information described in Item 9.01 below. The information previously reported in the Initial Form 8-K is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
Historical audited statements of net revenues and direct expenses of the Digital TV Business of AMD for the year ended December 29, 2007 and the nine months ended September 27, 2008, and historical audited statements of assets to be acquired of the Digital TV Business of AMD as of December 29, 2007 and September 27, 2008, and the notes related thereto, are filed as Exhibit 99.1 to this Amendment and are incorporated by reference herein. Pursuant to a request filed by Broadcom with the Securities and Exchange Commission (the “SEC”), the Staff of the SEC has noted that it would not object to the filing of these financial statements in satisfaction of Rule 3-05 of Regulation S-X.
(b) Pro Forma Financial Information.
Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2008 and Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2007 and the nine months ended September 30, 2008, and the notes related thereto, with respect to the transaction referred to above are filed as Exhibit 99.2 to this Amendment and incorporated by reference herein.
(d) Exhibits.

Exhibit No.	Description

2.1*	Asset Purchase Agreement dated August 25, 2008 by and between Broadcom and AMD.

2.2*	Asset Purchase Agreement — Amendment No. 1 dated October 27, 2008 by and between Broadcom and AMD.

23.1	Consent of Ernst & Young LLP, Independent Auditors.

99.1	Historical audited Statements of Net Revenues and Direct Expenses of the Digital TV Business of AMD for the year ended December 29, 2007 and the nine months ended September 27, 2008, and historical audited Statement of Assets to Be Acquired of the Digital TV Business of AMD as of September 27, 2008 and the notes related thereto.

99.2	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2008 and Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2007 and the nine months ended September 30, 2008, and the notes related thereto.

*	Filed previously

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADCOM CORPORATION, a California corporation
January 8, 2009
	By:	/s/ Eric K. Brandt
Eric K. Brandt
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Asset Purchase Agreement dated August 25, 2008 by and between Broadcom and AMD.

2.2*	Asset Purchase Agreement — Amendment No. 1 dated October 27, 2008 by and between Broadcom and AMD.

23.1	Consent of Ernst & Young LLP, Independent Auditors.

99.1	Historical audited Statements of Net Revenues and Direct Expenses of the Digital TV Business of AMD for the year ended December 29, 2007 and the nine months ended September 27, 2008, and historical audited Statement of Assets to Be acquired of the Digital TV Business of AMD as of September 27, 2008 and the notes related thereto.

99.2	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2008 and Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2007 and the nine months ended September 30, 2008, and the notes related thereto.

*	Filed previously